Exhibit 24a1




                                POWER OF ATTORNEY


       The undersigned, acting in the capacity or capacities with respect to Fortune Brands, Inc. stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Fortune Brands Retirement Savings Plan, (b) the Registration Statement on Form S-8 of the Fortune Brands Hourly Employee Retirement Savings Plan, (c) the Registration Statement on Form S-8 of the Future Brands LLC Retirement Savings Plan and (d) any and all amendments and supplements thereto:

         Signature                   Title                        Date

  /s/ NORMAN H. WESLEY       Chairman of the Board and        February 25, 2003
   --------------------       Chief Executive Officer
      Norman H. Wesley      (principal executive officer)
                                    and Director

   /s/ CRAIG P. OMTVEDT     Senior Vice President and Chief   February 25, 2003
   --------------------          Financial Officer
       Craig P. Omtvedt      (principal financial officer)

   /s/ NADINE A. HEIDRICH     Vice President and Corpo        February 26, 2003
   ---------------------            Controller
       Nadine A. Heidrich   (principal accounting officer)


   /s/ PATRICIA O. EWERS            Director                  February 25, 2003
   -------------------------
       Patricia O. Ewers

   /s/ THOMAS C. HAYS               Director                  February 24, 2003
   -------------------------
       Thomas C. Hays

   /s/ JOHN W. JOHNSTONE, JR.       Director                  February 24, 2003
    -----------------------
       John W. Johnstone, Jr.

   /s/ GORDON R. LOHMAN             Director                  February 24, 2003
    ------------------------
       Gordon R. Lohman

   /s/ EUGENE A. RENNA              Director                  February 24, 2003
     -----------------------
       Eugene A. Renna

   /s/ J. CHRISTOPHER REYES         Director                  February 25, 2003
    ------------------------
       J. Christopher Reyes

   /s/ ANNE M. TATLOCK              Director                  February 28, 2003
    ------------------------
       Anne M. Tatlock

   /s/ DAVID M. THOMAS              Director                  February 24, 2003
   -------------------------
       David M. Thomas

   /s/ PETER M. WILSON              Director                  February 25, 2003
   -------------------------
       Peter M. Wilson